Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies [Abstract]
Commitments and Contingencies

10.       Commitments and Contingencies

  Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure.

  On March 20, 2013, the Company's fleet manager, DSS, was indicted by a federal grand jury in Norfolk, Virginia for alleged violations of law concerning maintenance of books and records and the handling of waste oils on the vessel Thetis. On August 8, 2013, the Chief Engineer and the second assistant engineer of the vessel Thetis were found guilty by the Court. While the Company believes it had meritorious defences against the charges and allegations set forth in the indictment, it was found vicariously liable for the acts of its employees. The sentencing hearing was held on December 5, 2013 and resulted in a fine of $1,100 and three and a half years of probation.

  The Company's vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company's vessels are entered. The Company's vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of any policy year that should be recorded in its consolidated financial statements.

  The Company has entered into shipbuilding contracts for the construction of two ice class Panamax dry bulk carriers for a contract price of $29,000 each and two Newcastlemax dry bulk carriers for a contract price of $48,700 each. As at December 31, 2013, the total obligations under these contracts amounted to $117,590 (Notes 5 and 17).

  As of December 31, 2013, all our vessels had fixed non-cancelable time charter contracts. The minimum contractual gross charter revenues to be generated from the existing as of December 31, 2013, non-cancelable time charter contracts until their expiration are as follows:

Period	Amount
Year 1	$122,473
Year 2	41,448
Year 3	3,945
Total	$167,866